                                                                                                       EXHIBIT 99.1

  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT
                                                      FILINGS

I, JOHN E. BRYSON, Chairman of the Board, President and Chief Executive Officer of Edison International, state and attest that:

     1.  To the best of my knowledge, based upon a review of the covered reports of Edison International, and except as corrected or supplemented in a subsequent covered report:

         o    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o   no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2.  I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of
         Edison International.

     3.  In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o    Annual Report on Form 10-K of Edison International for the year ended December 31, 2001 (filed with the
              Securities and Exchange Commission on March 29, 2002);

         o    all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Edison
              International filed with the Commission subsequent to the filing of the Form 10-K identified above;
              and

         o    any amendments to any of the foregoing.

                                                     /s/ John E. Bryson
                                                     -----------------------------------
                                                     JOHN E. BRYSON
                                                     August 13, 2002

     Subscribed and sworn to before me
     this 13 day of August, 2002.

     /s/ Marcelda G. Puentes
     -----------------------
     Notary Public

     My Commission Expires:  4/13/2005